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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):

                                  May 16, 2003

                          Commission file number 1-9329

                                  PULITZER INC.
               (Exact name of registrant as specified in charter)

                  DELAWARE                                       43-1819711
(State or Other Jurisdiction of Incorporation                 (I.R.S. Employer
        or Organization of Registrant)                       Identification No.)

  900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                  63101
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000

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Item 7. Financial Statements and Exhibits

     (c) Exhibits.

         99.1   Pulitzer Inc. Statistical Report Press Release dated May 16,
                2003

Item 9. Regulation FD Disclosure

On May 16, 2003, Pulitzer Inc. issued a press release announcing the company's statistical report for the period ended May 4, 2003 and reconfirmed its 2003 earnings guidance for full year 2003 base earnings. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Pulitzer Inc.


Date: May 16, 2003                        By: /s/ Alan G. Silverglat
                                             -----------------------------------
                                             Alan G. Silverglat
                                             Senior Vice President-Finance


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Exhibit Index

Exhibit                 Description

 99.1                   Pulitzer Inc. Statistical Report Press Release dated
                        May 16, 2003